UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 200 West Conshohocken, Pennsylvania	19428
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (267) 824-2827

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2023, Madrigal Pharmaceuticals, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, as representative of the several underwriters named therein (the “Underwriters”), for the sale of (i) 1,248,098 shares of common stock (the “Shares”) of the Company, $0.0001 par value per share (the “Common Stock”), and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 2,048,098 shares of Common Stock in an underwritten public offering (the “Offering”). The public offering price for the Shares is $151.69 per share, less underwriting discounts and commissions. The public offering price for the Pre-Funded Warrants is $151.6899 per Pre-Funded Warrant, which represents the per share public offering price for the Shares less a $0.0001 per share exercise price for each such Pre-Funded Warrant. The exercise price of the Pre-Funded Warrants is $0.0001. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriter a 30-day option to purchase up to 494,429 additional shares of Common Stock, at the public offering price, less the underwriting discount and commissions.

The Pre-Funded Warrants are exercisable at any time after the date of issuance. A holder of Pre-Funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage, but not in excess of 19.99%, by providing at least 61 days’ prior notice to the Company.

The Company estimates net proceeds from the Offering, after deducting the underwriting discount and commissions and other estimated offering expenses payable by the Company, will be approximately $472.0 million, excluding any exercise of the Underwriter’s option to purchase additional shares. The closing of the Offering is expected to occur on October 3, 2023, subject to the satisfaction of customary closing conditions.

The Company intends to use the net proceeds from this offering for its clinical and commercial activities in preparation for a potential launch of resmetirom in the U.S. and general corporate purposes, including, without limitation, research and development expenditures, clinical trial expenditures, manufacture and supply of drug substance and drug products, potential acquisitions or licensing of new technologies, capital expenditures and working capital.

The Company made certain representations, warranties and covenants in the Underwriting Agreement and also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

In connection with the Underwriting Agreement, the Company and the Company’s directors and executive officers also agreed not to sell or transfer any Common Stock without first obtaining the written consent of the Underwriter, subject to certain exceptions, for 60 days after the date of the Prospectus (as defined in the Underwriting Agreement).

A copy of the Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated herein by reference. The foregoing is only a brief description of the material terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to Exhibit 1.1. The form of Pre-Funded Warrant is filed to this Current Report on Form 8-K as Exhibit 4.1, and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit. The legal opinion of Hogan Lovells US LLP related to the offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The Company registered the Common Stock pursuant to its registration statement on Form S-3ASR (File No. 333-256666) filed with the Securities and Exchange Commission on June 1, 2021 and a prospectus supplement thereunder.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Offering and use of proceeds. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to the anticipated closing of the Offering and use of proceeds, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to market conditions and the completion of the Offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s final prospectus supplement filed with the SEC pursuant to Rule 424(b)(5) on October 2, 2023, in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, as amended by our Form 10-K/A filed with the SEC on March 3, 2023, and as updated by the risk factors discussed in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on August 8, 2023 and in the Company’s other filings with the SEC. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 28, 2023.

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madrigal Pharmaceuticals, Inc. (the Registrant)

Date: October 2, 2023	By:	/s/ Brian J. Lynch
Brian J. Lynch
Senior Vice President and General Counsel